Supplemental cash information	12 Months Ended
Dec. 31, 2017
Supplemental cash information

7. Supplemental cash information
	2017	2016
Cash	$59,504	$56,014
Cash equivalents	65,094	143,242
Cash and cash equivalents	$124,598	$199,256
The Company maintains most of its cash and cash equivalents in USD currency. Cash equivalents consist of short-term deposits that are accessible with 30 days’ notice.

Supplementary information for the statements of cash flows is as follows:
	2017	2016
Non-cash investing and financing transactions
Mineral properties acquired by way of non-monetary transaction	$-	$37,630
Shares issued on acquisition of Reservoir Minerals Inc.	-	287,033
Shares issued as part of DRIP	2,337	1,590
Closure and reclamation decrease in mineral properties, plant and equipment	(8,677)	-
Capital assets by way of finance lease	-	623
Depreciation added to (relieved from) inventory	(3,622)	4,743